UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07- Submission of Matters to a Vote of Security Holders.

On August 3, 2017, Destination XL Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters submitted at the Annual Meeting by the Board of Directors of the Company to a vote of stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors.

The Company’s stockholders elected nine directors to hold office until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The results of the voting were as follows:

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Seymour Holtzman	39,363,800	944,176	13,864	6,691,356
David A. Levin	40,012,240	284,004	25,596	6,691,356
Jack Boyle	40,061,119	251,680	9,040	6,691,357
John E. Kyees	40,059,703	253,096	9,040	6,691,357
Willem Mesdag	39,933,282	379,518	9,040	6,691,356
Ward K. Mooney	38,221,195	2,091,604	9,040	6,691,357
Mitchell S. Presser	40,058,527	254,272	9,040	6,691,357
Ivy Ross	40,060,769	252,330	8,740	6,691,357
Oliver Walsh	40,062,181	250,618	9,040	6,691,357

Proposal 2: Advisory Vote on Frequency of Advisory Votes on Compensation of Executive Officers.

Stockholders recommended, by a non-binding advisory vote, for the “one-year” option with respect to holding advisory votes on the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	Broker Non-Votes
38,559,865	188,668	1,511,205	62,102	6,691,356

Proposal 3: Advisory Vote on Compensation of Named Executive Officers.

The compensation of the Company's named executive officers was approved by a non-binding advisory vote based upon the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
37,888,381	2,355,414	78,044	6,691,357

Proposal 4: Ratification of Appointment of Independent Registered Public Accountants.

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending February 2, 2018 was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN
46,786,917	214,150	12,129

Based upon the results of the advisory vote in Proposal 2 on the frequency of advisory votes on compensation of the Company’s named executive officers, and consistent with its recommendation, the Board of Directors of the Company has determined that advisory votes on the compensation of the Company’s named executive officers will be submitted to Company stockholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	August 4, 2017	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, General Counsel and Secretary

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